Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 13, 2017, by and among ACETO CORPORATION, a New York corporation (the “Borrower”), certain other Loan Parties party hereto (the “Guarantors”), the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders party to the Credit Agreement (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrower, the Guarantors, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 21, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a term loan and a revolving credit facility to the Borrower.

The Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.          Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

2.          Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:

(a)          the definition of “Federal Funds Effective Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the following language from such definition: “arranged by Federal funds brokers”.

(b)          the definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference therein to “a ratio equal to (x) the numerator of the maximum Total Net Leverage Ratio permitted under Section 6.12(a) at such time minus 0.25 to (y) 1.00” and replacing it with “3.75 to 1.00 or, during any Adjusted Covenant Period, 4.25 to 1.00”.

(c)          Section 6.02(q) of the Credit Agreement is hereby amended by deleting the reference therein to “a ratio equal to (x) the numerator of the maximum Total Net Leverage Ratio permitted under Section 6.12(a) at such time minus 0.25 to (y) 1.00” and replacing it with “3.75 to 1.00 or, during any Adjusted Covenant Period, 4.25 to 1.00”.

(d)          Section 6.02(u) of the Credit Agreement is hereby amended by deleting the reference therein to “a ratio equal to (x) the numerator of the maximum Total Net Leverage Ratio permitted under Section 6.12(a) at such time minus 0.25 to (y) 1.00” and replacing it with “3.75 to 1.00 or, during any Adjusted Covenant Period, 4.25 to 1.00”.

(e)          Section 6.12(a) of the Credit Agreement is hereby amended by deleting the reference therein to “(x) prior to the last day of the fourth full fiscal quarter following the Effective Date, 4.50 to 1.00, and (y) on and after the last day of the fourth full fiscal quarter following the Effective Date, 4.00 to 1.00” and replacing it with “(x) on and prior to June 30, 2018, 4.50 to 1.00, and (y) after June 30, 2018, 4.00 to 1.00”.

(f)          Section 6.12(b) of the Credit Agreement is hereby amended by adding the following language after “to be greater than” and before “3.00 to 1.00” in such Section:

“(x) on and prior to June 30, 2018, 2.75 to 1.00, and (y) after June 30, 2018,”

(g)          Section 6.14 of the Credit Agreement is hereby amended by deleting the reference therein to “a ratio equal to (x) the numerator of the maximum Total Net Leverage Ratio permitted under Section 6.12(a) at such time minus 0.25 to (y) 1.00” in clause (2)(B) of the first notwithstanding clause thereof and replacing it with “3.75 to 1.00 or, during any Adjusted Covenant Period, 4.25 to 1.00”.

3.          Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)          the Administrative Agent’s receipt of this Amendment duly executed by each Loan Party, the Administrative Agent and the Required Lenders;

(b)          no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Amendment;

(c)          the Borrower shall have paid to the Administrative Agent, for the account of each Consenting Lender that provides its executed signature page to this Amendment to the Administrative Agent or its counsel on or prior to 5:00 p.m. Eastern time on December 12, 2017, a consent fee in an aggregate amount equal to 0.05% multiplied by the sum of (i) the Revolving Commitments (determined as of the date hereof immediately prior to the satisfaction of the conditions to effectiveness of this Amendment) of all such Consenting Lenders plus (ii) the aggregate outstanding principal amount of the Term Loans (determined as of the date hereof immediately prior to the satisfaction of the conditions to effectiveness of this Amendment) owed to such Consenting Lenders; and

(d)          the Borrower shall have paid all expenses in connection with this Amendment, including without limitation, all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 3, each Consenting Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the effectiveness of this Amendment specifying its objection thereto.

4.          Further Assurances. Each Loan Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.

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5.          Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6.          Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) it has the corporate or other equivalent power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other equivalent action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to this Amendment and the transactions contemplated hereby.

7.          Acknowledgement and Reaffirmation. By their execution hereof, the Borrower and each Guarantor hereby expressly (a) consents to this Amendment, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which the Borrower or such Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) ratifies and reaffirms any guarantee and grant of security interests and Liens on any of their respective Collateral pursuant to any Loan Document as security for or otherwise guaranteeing the Obligations under or with respect to the Loan Documents and confirm and agree that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the Obligations under the Loan Documents (after giving effect to this Amendment).

8.          Costs and Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

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9.          Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile, telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

10.         Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the law of the state of New York, without reference to the conflicts or choice of law principles thereof.

11.         Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

12.         Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

LOAN PARTIES:

ACETO CORPORATION, as Borrower

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	SVP and Chief Financial Officer

ACETO AGRICULTURAL CHEMICALS CORPORATION, as Guarantor

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President and Treasurer

PACK PHARMACEUTICALS, LLC, as Guarantor

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President and Treasurer

RISING PHARMACEUTICALS, INC., as Guarantor

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President and Treasurer

RISING HEALTH, LLC, as Guarantor

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President and Treasurer

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Administrative Agent and Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender, and as Administrative Agent, Swingline Lender and an Issuing Bank

By:	/s/ Teddy Koch
Name:	Teddy Koch
Title:	Director

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jason C. Hand
Name:	Jason C. Hand
Title:	Authorized Officer

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ Stuart N. Berman
Name:	Stuart N. Berman
Title:	Authorized Signatory

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Robert Ehrlich
Name:	Robert Ehrlich
Title:	Vice President

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Prasanna Manyem
Name:	Prasanna Manyem
Title:	Vice President

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

SANTANDER BANK, N.A., as a Lender

By:	/s/ Kristen Burke
Name:	Kristen Burke
Title:	Managing Director

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANK LEUMI USA, as a Lender

By:	/s/ Douglas J. Meyer
Name:	Douglas J. Meyer
Title:	Senior Vice President

By:	/s/ Martin A. Paniagua
Name:	Martin A. Paniagua
Title:	First Vice President

Aceto Corporation

Second Amended and Restated Credit Agreement

Signature Page

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Managing Director

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANKUNITED, N.A., as a Lender

By:	/s/ Christine Gerula
Name:	Christine Gerula
Title:	Senior Vice President

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William Conlan
Name:	William Conlan
Title:	Senior Vice President

Aceto Corporation

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Harrison
Name:	Matthew Harrison
Title:	Vice President

Aceto Corporation

Second Amended and Restated Credit Agreement

Signature Page